Exhibit No. 99.1
Form 10-QSB
Ozolutions Inc.
File No. 0-31343


    Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                               Section 906 of the
                           Sarbanes-Oxley Act of 2002.

     In connection with the Quarterly Report of Ozolutions Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Max Weissengruber, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 11, 2003                      By: /s/ Max Weissengruber,
                                              Chief Executive Officer


     In connection with the Quarterly Report of Ozolutions Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
A. Clemenger, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 11, 2003                      By: /s/ James A. Clemenger,
                                              Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Buyers United, Inc. and will be retained by Buyers United, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.